UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 25, 2019

THE OLB GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-52994	13-4188568
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

200 Park Avenue, Suite 1700, New York, NY	10166
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (212) 278-0900

Not Applicable

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Amendment No. 1 on Form 8-K (this “Form 8-K/A”) to our Current Report on Form 8-K filed with the Securities and Exchange Commission on January 30, 2019 (the “Original 8-K”) is being filed to include a revised letter from Liggett & Webb, P.A. (“L&W”), the Company’s former independent registered public accounting firm, to correct the date included therein. Except as set forth herein, no modifications have been made to the information contained in the Original Form 8-K.

Item 4.01 Change in Registrant’s Certifying Accountant

As previously disclosed on the Original 8-K, on January 25, 2019, the sole director of the board of directors of the Company dismissed L&W, effective immediately. During the fiscal years ended December 31, 2017 and 2016, L&W’s audit reports on the Company's financial statements did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the fiscal years ended December 31, 2017 and 2016 and the subsequent period through the date of this Current Report on Form 8-K, (i) there were no disagreements between the Company and L&W on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to L&W’s satisfaction, would have caused L&W to make reference in connection with L&W’s opinion to the subject matter of the disagreement; and (ii) there were no “reportable events” as the term is described in Item 304(a)(1)(v) of Regulation S-K.

The Company provided L&W with a copy of the disclosures that the Company is making in response to Item 4.01 and requested that L&W furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. The letter from L&W, dated February 12, 2019, is filed as Exhibit 16.1 to this Form 8-K/A.

On January 25, 2019, the sole director of the board of directors of the Company approved the engagement of Marcum LLP (“Marcum”) as the Company’s new independent registered public accounting firm, effective immediately. During the fiscal years ended December 31, 2017 and 2016 and through the date of the Original 8-K, neither the Company nor anyone acting on its behalf consulted Marcum with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed, nor the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided to the Company nor oral advice provided that Marcum concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a disagreement or a “reportable event” as described in Items 304(a)(1)(iv) and (v), respectively, of Regulation S-K.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit
Number	Description

16.1	Letter to Securities and Exchange Commission from Liggett & Webb, P.A.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 12, 2019

THE OLB GROUP, INC.

By:	/s/ Ronny Yakov
Name: Ronny Yakov
Title: President and Chief Executive Officer

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